Exhibit 99

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13G with respect to the Common Stock beneficially owned by each of them of Wesco Aircraft Holdings, Inc. This Joint Filing Agreement shall be included as an Exhibit to such Schedule 13G.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 14th day of February, 2013.

CARLYLE GROUP MANAGEMENT L.L.C.

By:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

THE CARLYLE GROUP L.P.
By: Carlyle Group Management L.L.C., its general partner

By:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

CARLYLE HOLDINGS II GP L.L.C.
By: The Carlyle Group L.P., its managing member
By: Carlyle Group Management L.L.C., its general partner

By:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

CARLYLE HOLDINGS II L.P.

By:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

TC GROUP CAYMAN INVESTMENT HOLDINGS, L.P.
By: Carlyle Holdings II L.P., its general partner

By:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

TC GROUP CAYMAN INVESTMENT HOLDINGS SUB L.P.
By: TC Group Cayman Investment Holdings, L.P., its general partner
By: Carlyle Holdings II L.P., its general partner

By:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

TC GROUP IV, L.L.C.
By: TC Group Cayman Investment Holdings Sub L.P., its managing member
By: TC Group Cayman Investment Holdings, L.P., its general partner
By: Carlyle Holdings II L.P., its general partner

By:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

TC GROUP IV, L.P.

By:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

CARLYLE PARTNERS IV, L.P.
By: TC Group IV, L.P., its General Partner

By:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

FALCON AEROSPACE HOLDINGS, LLC
By: Carlyle Partners IV, L.P., its Managing Member
By: TC Group IV, L.P., its General Partner

By:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

TCG Holdings, L.L.C.

By:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	David M. Rubenstein
Title:	Managing Director

TC GROUP, L.L.C.
By: TCG Holdings, L.L.C., its Managing Member

By:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	David M. Rubenstein
Title:	Managing Director

TC GROUP IV MANAGING GP, L.L.C.
By: TC Group, L.L.C., its Managing Member
By: TCG Holdings, L.L.C., its Managing Member

By:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	David M. Rubenstein
Title:	Managing Director

Michael W. Allen

By:	/s/ John G. Holland, attorney-in-fact
Name:	Michael W. Allen

Michael Battenfield

By:	/s/ John G. Holland, attorney-in-fact
Name:	Michael Battenfield

Morris Benoun

By:	/s/ John G. Holland, attorney-in-fact
Name:	Morris Benoun

John Chalaris

By:	/s/ John G. Holland, attorney-in-fact
Name:	John Chalaris

Han Sun Cho

By:	/s/ John G. Holland, attorney-in-fact
Name:	Han Sun Cho

Victoria J. Conner

By:	/s/ John G. Holland, attorney-in-fact
Name:	Victoria J. Conner

Frank Derasmo

By:	/s/ John G. Holland, attorney-in-fact
Name:	Frank Derasmo

Gregory Dietz

By:	/s/ John G. Holland, attorney-in-fact
Name:	Gregory Dietz

Paul E. Fulchino

By:	/s/ John G. Holland, attorney-in-fact
Name:	Paul E. Fulchino

Stephen Gold

By:	/s/ John G. Holland, attorney-in-fact
Name:	Stephen Gold

James E. Grason

By:	/s/ John G. Holland, attorney-in-fact
Name:	James E. Grason

George Hess

By:	/s/ John G. Holland, attorney-in-fact
Name:	George Hess

George and Lisa Hess Trust dated October 1, 2003

By:	/s/ John G. Holland, attorney-in-fact
Name:	George and Lisa Hess Trust dated October 1, 2003

Margate Grantor Trust A

By:	/s/ John G. Holland, attorney-in-fact
Name:	Margate Grantor Trust A

Margate Grantor Trust B

By:	/s/ John G. Holland, attorney-in-fact
Name:	Margate Grantor Trust B

John P. Jumper

By:	/s/ John G. Holland, attorney-in-fact
Name:	John P. Jumper

Sheryl Knights

By:	/s/ John G. Holland, attorney-in-fact
Name:	Sheryl Knights

Mark Kuntz

By:	/s/ John G. Holland, attorney-in-fact
Name:	Mark Kuntz

Tommy Lee

By:	/s/ John G. Holland, attorney-in-fact
Name:	Tommy Lee

Lee Living Trust

By:	/s/ John G. Holland, attorney-in-fact
Name:	Lee Living Trust

Alex Murray

By:	/s/ John G. Holland, attorney-in-fact
Name:	Alex Murray

Robert D. Paulson

By:	/s/ John G. Holland, attorney-in-fact
Name:	Robert D. Paulson

John Segovia

By:	/s/ John G. Holland, attorney-in-fact
Name:	John Segovia

Randy J. Snyder

By:	/s/ John G. Holland, attorney-in-fact
Name:	Randy J. Snyder

Joshua Jack Snyder Exempt Trust
U/T Randy Snyder 2005 Grantor Trust

By:	/s/ John G. Holland, attorney-in-fact
Name:	Joshua Jack Snyder Exempt Trust
U/T Randy Snyder 2005 Grantor Trust

Joshua Jack Snyder Exempt Trust
U/T Susan Snyder 2005 Grantor Trust

By:	/s/ John G. Holland, attorney-in-fact
Name:	Joshua Jack Snyder Exempt Trust
U/T Susan Snyder 2005 Grantor Trust

Justin Henry Snyder Exempt Trust
U/T Randy Snyder 2005 Grantor Trust

By:	/s/ John G. Holland, attorney-in-fact
Name:	Justin Henry Snyder Exempt Trust
U/T Randy Snyder 2005 Grantor Trust

Justin Henry Snyder Exempt Trust
U/T Susan Snyder 2005 Grantor Trust

By:	/s/ John G. Holland, attorney-in-fact
Name:	Justin Henry Snyder Exempt Trust
U/T Susan Snyder 2005 Grantor Trust

Randy Snyder 2009 Extended Family Trust

By:	/s/ John G. Holland, attorney-in-fact
Name:	Randy Snyder 2009 Extended Family Trust

Susan Snyder 2009 Extended Family Trust

By:	/s/ John G. Holland, attorney-in-fact
Name:	Susan Snyder 2009 Extended Family Trust

Todd Ian Snyder Exempt Trust
U/T Randy Snyder 2005 Grantor Trust

By:	/s/ John G. Holland, attorney-in-fact
Name:	Todd Ian Snyder Exempt Trust
U/T Randy Snyder 2005 Grantor Trust

Todd Ian Snyder Exempt Trust
U/T Susan Snyder 2005 Grantor Trust

By:	/s/ John G. Holland, attorney-in-fact
Name:	Todd Ian Snyder Exempt Trust
U/T Susan Snyder 2005 Grantor Trust

David L. Squier

By:	/s/ John G. Holland, attorney-in-fact
Name:	David L. Squier

Chad Wallace

By:	/s/ John G. Holland, attorney-in-fact
Name:	Chad Wallace

Shirley Warner

By:	/s/ John G. Holland, attorney-in-fact
Name:	Shirley Warner

Bruce Weinstein

By:	/s/ John G. Holland, attorney-in-fact
Name:	Bruce Weinstein

Bruce and Aida Weinstein Family Trust

By:	/s/ John G. Holland, attorney-in-fact
Name:	Bruce and Aida Weinstein Family Trust

Hal Weinstein

By:	/s/ John G. Holland, attorney-in-fact
Name:	Hal Weinstein

SJB 2012 Insurance Trust

By:	/s/ John G. Holland, attorney-in-fact
Name:	SJB 2012 Insurance Trust

Dana Wilkin

By:	/s/ John G. Holland, attorney-in-fact
Name:	Dana Wilkin

Wright Family Trust dated August 29, 2003

By:	/s/ John G. Holland, attorney-in-fact
Name:	Wright Family Trust dated August 29, 2003